Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 16:-	SUBSEQUENT EVENTS

a.	In January and February 2021 few of the CLA August 2017 notes were converted, see Note 8.a. for additional information.

b.	In March 2021, the Company entered into several convertible loan agreements with new investors, whereby they provided the Company with a convertible loan in an aggregate principal amount of $415,000 (the Company collected only $230,000 out of those convertible loans). The convertible loans bear an interest rate at Israeli prime plus 4% per annum. Under those agreements, the Company issued lenders warrants to purchase ordinary shares for an aggregate purchase price of $1,625,000. The conversion price for all the loan amount and the warrants is defined in the convertible loan agreement but no less than $0.17.

c.	On June 1, 2021, the Company granted 2,003,436 options to its new Chief Executive Officer with three (3) years vesting and an exercise price of $0.17 per share. Such exercise price was modified to $0.07 on April 28, 2022.

d.

In the annual shareholders’ meeting held in September 2021, the shareholders approved (i) a capital raise at a per share purchase price of $0.07 for the Company’s Ordinary Shares, NIS 0.01 ($0.003 based on the exchange rate of $1.00 / NIS 3.215 in effect as of December 31, 2020) par value and (ii) an adjustment to the conversion price of the Company’s outstanding convertible loans (collectively, the “CLA”) from $0.17 to $0.07 per Ordinary Share, subject to the holders’ agreement to cancel the outstanding related warrants that were issued in connection with the CLA.

As of the date of this report, the Company and seven (7) existing Company shareholders entered into definitive agreements relating to a private placement (the “Private Placement”) of the Company’s Ordinary Shares for aggregate gross proceeds to the Company of $2,850,000. The Company anticipates receiving an additional $150,000 from this round of the Private Placement from these investors subject to completion of the subscription procedures. The Company issued an aggregate of 40,068,888 Ordinary Shares in respect of the definitive agreements mentioned above as well as an additional 5,428,572 Ordinary Shares to certain of the investing Company shareholders as a consequence of certain anti-dilution protection previously accorded to such shareholders The Private Placement offering is continuing in an effort to raise additional capital on the same terms as described herein.

In addition, as of the date of this report, the Company entered into agreements with the holders of approximately $4,010,429 in principal amount and accrued interest of CLAs for the conversion of the Company’s indebtedness into an aggregate of 57,291,838 Ordinary Shares. Furthermore therewith, all the warrants that were issued previously in connection with those CLAs were cancelled and no longer have any force or effect.

As part of the $3.0 million investment described above, the Company agreed to the request of certain of the Private Placement investors to nominate three members to the Company’s board of directors (the “Company Board”). The Company Board is currently comprised of six sitting directors and one vacancy. Upon the appointment of the three new directors, Ran Eisenberg, the Company Chief executive officer and Dr. Astorre Modena, a Company director, have agreed to resign from the Company Board. The Board is currently interviewing the director nominees